DEAL CUSIP NUMBER: 21664UAF3

Exhibit 10.2

AMENDMENT NO. 2 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 2 TO TERM LOAN AGREEMENT (this “Amendment”) is entered into as of August 4, 2014, 2014 among (i) THE COOPER COMPANIES, INC., a Delaware corporation (the “Borrower”), (ii) the Lenders (defined below) executing signatures page hereto, and (iii) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).

RECITALS:

A. The Borrower, the Administrative Agent and the lenders party thereto (each, a “Lender” and collectively, the “Lenders”) are parties to the Term Loan Agreement, dated as of September 12, 2013, as amended by Amendment No. 1 to Term Loan Agreement, dated as of June 30, 2014 (as the same may from time to time be further amended, restated or otherwise modified, the “Loan Agreement”).

B. The Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Loan Agreement to modify certain provisions thereof.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Administrative Agent and the Lenders party hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Loan Agreement.

Section 2. Amendments to Section 2.10.

2.1 Section 2.10 of the Loan Agreement is hereby amended by deleting the reference to “subparts (e) and (f)” in the first sentence of subpart (a) of such Section and replacing such reference with “subpart (e)”.

2.2 Section 2.10 of the Loan Agreement is hereby amended by deleting subpart (f) thereof in its entirety.

Section 3. Effectiveness. This Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied (the “Effective Date”):

3.1 This Amendment shall have been executed by the Borrower, each Subsidiary Guarantor, the Administrative Agent and each Lender, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

3.2 The Administrative Agent shall have received all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Administrative Agent, to the extent invoiced on or prior to the Effective Date) in connection with the preparation, negotiation and effectiveness of this Amendment and the other documents being executed or delivered in connection herewith.

Section 4. Miscellaneous.

4.1 Representations and Warranties. The Borrower and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

a. the Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;

b. the officers executing this Amendment on behalf of the Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind the Borrower or such Subsidiary Guarantor with respect to the provisions hereof;

c. no Default or Event of Default exists under the Loan Agreement, nor will any occur immediately after the execution and delivery of this Amendment;

d. this Amendment constitutes the legal, valid and binding agreement and obligation of the Borrower and each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

e. each of the representations and warranties set forth in Article V of the Loan Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

4.2 Loan Agreement Unaffected. Each reference to the Loan Agreement in any Loan Document shall hereafter be construed as a reference to the Loan Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Loan Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

4.3 Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:

a. consents and agrees to and acknowledges the terms of this Amendment;

b. acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or is otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

c. acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Loan Agreement.

4.4 Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.5 Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.6 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

4.7 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC., as the Borrower

By:	/s/ Carol R. Kaufman

Name:	Carol R. Kaufman
Title:	Executive Vice President, Secretary, Chief
Administrative Officer, and Chief Governance Officer

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, Co-Lead Arranger and a Lender

By:	/s/ Marianne T. Meil

Name:	Marianne T. Meil
Title:	Senior Vice President

Each of the undersigned Subsidiary

Guarantors acknowledges the terms of and

consents to the foregoing:

COOPERVISION, INC.

By:	/s/ Brian G. Andrews
	Name:	Brian G. Andrews
	Title:	Treasurer

COOPERSURGICAL, INC.

By:	/s/ Brian G. Andrews
	Name:	Brian G. Andrews
	Title:	Treasurer

COOPER MEDICAL, INC.

By:	/s/ Brian G. Andrews
	Name:	Brian G. Andrews
	Title:	Treasurer

ORIGIO, INC.

By:	/s/ Brian G. Andrews
	Name:	Brian G. Andrews
	Title:	Treasurer

Signature Page to

Amendment No. 2 to Term Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc.., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Bank of America, N.A.

	By:	/s/ John C. Plecque
Name: John C. Plecque
Title: Senior Vice President

Signature Page to

Amendment No. 2 to Term Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc.., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	DNB BANK ASA, NEW YORK BRANCH,
as Co-Lead Arranger, Co-Bookrunner and Co- Syndication Agent

	By:	/s/ Kristie Li
Name: Kristie Li
Title: First Vice President

	By:	/s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President

Name of Institution:	DNB CAPITAL LLC, as Lender

	By:	/s/ Kristie Li
Name: Kristie Li
Title: First Vice President

	By:	/s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President

Signature Page to

Amendment No. 2 to Term Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc.., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	MUFG Union Bank, N.A.

	By:	/s/ Henry G. Montgomery
Name: Henry G. Montgomery
Title: Director

Signature Page to

Amendment No. 2 to Term Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc.., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	U.S. Bank National Association

	By:	/s/ Joseph M. Schnorr
Name: Joseph M. Schnorr Title: Senior Vice President

Signature Page to

Amendment No. 2 to Term Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc.., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Bank of the West

	By:	/s/ Joel Harvill
Name: Joel Harvill Title: Vice President

Signature Page to

Amendment No. 2 to Term Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc.., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	HSBC Bank USA, N.A.

	By:	/s/ Jeff French
Name: Jeff French Title: Commercial Executive

Signature Page to

Amendment No. 2 to Term Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc.., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Citibank, N.A.

	By:	/s/ Marni McManus
Name: Marni McManus Title: Vice President (Managing Director)